                                                                  EXHIBIT 10.25

                                                                  EXECUTION COPY

               AMENDMENT AND WAIVER NO. 3 UNDER THE LOAN DOCUMENTS

          Amendment and Waiver dated as November 7, 2000 to the Amended and Restated Credit Agreement dated as of March 24, 1999 (as modified by Waiver No. 1 dated as of December 30, 1999 and as amended and further modified by Amendment and Waiver No. 2 dated as of January 24, 2000, the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto, Bank of America, N.A. (formerly known as NationsBank, N.A.) ("B OF A"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefor, Canadian Imperial Bank of Commerce, as Documentation Agent therefor, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefor, and B of A, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment and Waiver shall have the same meanings as specified therefore in the Credit Agreement.

                             PRELIMINARY STATEMENTS

          (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order, among other things, (a) to modify Section 5.04(a) of the Credit Agreement to increase the maximum Leverage Ratio that the Borrower is permitted to maintain on and from time to time after the date of this Amendment and Waiver and Sections 5.04(b) and 5.04(c) to decrease the minimum Fixed Charge Coverage Ratio and minimum Interest Coverage Ratio that the Borrower is required to maintain for each Measurement Period ending on or after December 31, 2000, and (b) to modify the definition of "CONSOLIDATED EBITDA" set forth in Section 1.01 of the Credit Agreement to add back certain non-recurring charges. The Borrower has further requested that the Lender Parties agree to waive any and all Defaults and Events of Default under Section 6.01(c) of the Credit Agreement that have occurred and are continuing as a result of the failure of the Borrower (i) to maintain a Leverage Ratio of not more than 7.05:1 at all times during the period commencing on September 30, 2000 and ending on the date of this Amendment and Waiver as required under the terms of Section 5.04(a) of the Credit Agreement, (ii) to maintain a Fixed Charge Coverage Ratio of not less than 1.00:1 as of the last day of the Measurement Period ending in September 2000 as required under the terms of Section 5.04(b) of the Credit Agreement, and (iii) to maintain an Interest Coverage Ratio of not less than 1.45:1 as of the last day of the Measurement Period ending in September 2000 as required under the terms of Section 5.04(c) of the Credit Agreement.

          (2) The Lender Parties have indicated their willingness to agree to so amend the Credit Agreement, to so waive the requirements of Sections 5.04(a), 5.04(b) and 5.04(c) of the Credit Agreement and to make the other amendments set forth herein, all on the terms and subject to the satisfaction of the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

          SECTION 1. AMENDMENTS OF CERTAIN PROVISIONS OF THE CREDIT AGREEMENT. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended to read as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended to add the following new definition in its appropriate alphabetic order:

               "AMENDMENT NO. 3 EFFECTIVE DATE" means the first date on which all of the conditions precedent to the effectiveness of Amendment and Waiver No. 3 to the Loan Documents were satisfied.

               "SENIOR LEVERAGE RATIO" means, at any date of determination, the ratio of (a)(i) all Funded Indebtedness of the Borrower and its Subsidiaries (other than (x) the aggregate principal amount of all Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances outstanding on such date and (y) Indebtedness under or in connection with the Senior Subordinated Notes) PLUS (ii) the average daily aggregate principal amount of all Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances outstanding during the most recently completed Measurement Period prior to such date PLUS
          (iii) to the extent not otherwise included in subclause (a)(i) or
          (a)(ii) of this definition, all Indebtedness of the Borrower and its Subsidiaries outstanding on such date that would (or would be required to) appear on the Consolidated balance sheet of the Borrower and its Subsidiaries (other than any such outstanding Indebtedness evidenced by the Permitted Preferred Stock and the Senior Subordinated Notes) to
          (b) Pro Forma Consolidated EBITDA of the Borrower and its Subsidiaries for the most recently completed Measurement Period prior to such date; it being understood that the $15,000,000 of Net Cash Proceeds received by the Borrower pursuant to the issuance and sale of UIC Common Stock and/or Permitted Preferred Stock to the Equity Investors on or prior to the Amendment No. 3 Effective Date shall be used to prepay the Term Facilities pursuant to Section 2.06(a) and 2.06(b) and that as a result thereof the Senior Leverage Ratio shall be reduced as of the Amendment No. 3 Effective Date.

          (b) Section 1.01 of the Credit Agreement is hereby further amended to restate the following definitions set forth therein in their entirety to read as follows:

               "APPLICABLE MARGIN" means, with respect to each of the Term Facilities and the Revolving Credit Facility (i) prior to the Amendment No. 3 Effective Date, the Applicable Margin in effect from time to time during such period and (ii) at any time and from time to time on and after the Amendment No. 3 Effective Date, a rate per annum equal to the percentage set forth below for the applicable Type of Advances outstanding under such Facility opposite the applicable Performance Level at such time:

                                                           Term
                                     Term               A/Revolving
                                  A/Revolving             Credit                                 Term B
              Performance         Credit Base         Eurodollar Rate       Term B Base        Eurodollar
                 Level           Rate Advances           Advances          Rate Advances      Rate Advances
          ----------------------------------------------------------------------------------------------------
                   I                  1.50%                2.50%               2.50%              3.50%

                  II                  1.75%                2.75%               2.50%              3.50%

                  III                 2.25%                3.25%               3.00%              4.00%

                  IV                  2.50%                3.50%               3.00%              4.00%


                   V                  2.50%                3.50%               3.00%              4.00%

          The Applicable Margin for each Base Rate Advance shall be determined by reference to the Performance Level in effect from time to time and the Applicable Margin for each Eurodollar Rate Advance shall be determined by reference to the Performance Level in effect on the first day of each Interest Period.

               "FIXED CHARGE COVERAGE RATIO" means, for any period, the ratio of
          (a)(i) Consolidated EBITDA of the Borrower and its Subsidiaries (or, solely for purposes of determining compliance with the applicable requirements of Section 5.02(c), 5.02(d) or 5.02(e), Pro Forma Consolidated EBITDA) for such period, PLUS (ii) during the period from the Amendment No. 3 Effective Date through and including September 30, 2001, $7,000,000, LESS (iii) the aggregate amount of all Capital Expenditures made in cash by or on behalf of the Borrower and its Subsidiaries during such period to (b) an amount equal to (i) Consolidated Cash Interest Expense of the Borrower and its Subsidiaries for such period, PLUS (ii) the aggregate principal amount (or the equivalent thereto) of all Scheduled Principal Payments of the Borrower and its Subsidiaries for such period, PLUS (iii) the aggregate amount of all Cash Distributions made by or on behalf of the Borrower during such period (other than redemptions or repurchases of UIC Common Stock, or warrants, rights or options to acquire UIC Common Stock, from retired, terminated, deceased or departing executives and managers made during such period to the extent otherwise permitted under Section 5.02(f)(vii)); PROVIDED that, solely for the purposes of determining the Fixed Charge Coverage Ratio for the first three Measurement Periods ending after the Closing Date, (A) the Consolidated Cash Interest Expense of the Borrower and its Subsidiaries for such Measurement Period shall be equal to (1) the Consolidated Cash Interest Expense for the completed Fiscal Quarters since the Closing Date MULTIPLIED BY (2) a fraction the numerator of which is four and the denominator of which is equal to the number of completed Fiscal Quarters since the Closing Date and (B) the aggregate principal amount of all Scheduled Principal Payments of the Borrower and its Subsidiaries for such Measurement Period shall be the aggregate principal amount of all Advances scheduled to be repaid under Sections 2.04(a) and 2.04(b) during the period from the Closing Date to the first anniversary thereof; and PROVIDED FURTHER that, solely for purposes of determining the Fixed Charge Coverage Ratio for the first four Measurement Periods ending after the Closing Date, the Consolidated Cash Interest Expense of the Borrower and its Subsidiaries for such Measurement Period shall be increased by $2,000,000.

          (c) The definition of "CONSOLIDATED EBITDA" set forth in Section 1.01 of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of subclause (C) of the PROVISO clause thereto and to substitute therefor the new punctuation "," and (ii) to add the following new subclauses (E) and (F) to the PROVISO clause thereto:

          ", (E) the non-recurring charges taken in accordance with GAAP up to $8,000,000 in the aggregate related to the recall of products containing Dursban that were sold by the Borrower and its Affiliates and (F) the aggregate amount of all fees and expenses paid to Persons other than Affiliates of the Borrower in connection with Amendment and Waiver No. 3 to the Loan Documents during such period".

          (d) Section 2.06 of the Credit Agreement is hereby amended to amend and restate the first sentence of subsection (b)(i) thereof in its entirety to read as follows:

               "The Borrower shall, on the fifth day following each date on which the Borrower delivers the Required Financial Information for any Fiscal Year (but in any event within 95 days after the end of each Fiscal Year), commencing with the Required Financial Information for the Fiscal Year ending December 31, 1999, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings (and, if applicable, deposit an amount in the L/C Cash Collateral Account) in an amount equal to (i) prior to January 1, 2001, 50% of the amount of Excess Cash Flow for such Fiscal Year, and (ii) from and after January 1, 2001, 75% of the amount of Excess Cash Flow for such Fiscal Year.".

          (e) Section 5.03(b) of the Credit Agreement is hereby amended (i) to add after the words "commencing on" in the first line thereof the reference "(I)", and (ii) to add at the end of the parenthetical phrase in the third line thereof the phrase ", and (II) the Amendment No. 3 Effective Date and during all periods that the Leverage Ratio is equal to or greater than 5.0:1".

          (f) Section 5.04 of the Credit Agreement is hereby amended as follows:

               (i) Subsection (a) thereof is amended to replace the Leverage Ratios set forth therein for and during the periods set forth below with the Leverage Ratios set forth below:

                                     Period                      Ratio
                       --------------------------------------------------
                       December 31, 2000 through                 6.90:1
                       March 30, 2001

                       March 31, 2001 through                    6.85:1
                       June 29, 2001

                       June 30, 2001 through                     6.70:1
                       September 29, 2001

                       September 30, 2001 through                6.65:1
                       December 30, 2001

                       December 31, 2001 through                 6.50:1
                    March 30, 2002

               (ii) Subsection (b) thereof is amended to replace the Fixed Charge Coverage Ratios set forth therein as of the last day of the Measurement Period set forth below with the Fixed Charge Coverage Ratios set forth below:

                               Measurement Period
                                    Ending in                    Ratio
                       --------------------------------------------------
                       December 2000                             1.05:1

                       March 2001                                1.05:1

                       June 2001                                 1.10:1

                       September 2001                            1.10:1

                       December 2001                             1.00:1

               (iii) Subsection (c) thereof is amended to replace the Interest Coverage Ratios set forth therein as of the last day of the Measurement Period set forth below with the Interest Coverage Ratios set forth below:

                               Measurement Period
                                    Ending in                    Ratio
                       --------------------------------------------------
                       December 2000                             1.35:1

                       March 2001                                1.35:1

                       June 2001                                 1.40:1

                       September 2001                            1.40:1

                       December 2001                             1.40:1

               (iv)    A new subsection (d) thereof is added to read as follows:

                       (d) SENIOR LEVERAGE RATIO. Maintain a Senior Leverage Ratio at all times of not more than the amount set forth below for and during the period set forth below:

                                  Period                         Ratio
                    -----------------------------------------------------
                    December 31, 2000 through                    4.15:1
                    March 30, 2001

                    March 31, 2001 through                       4.00:1
                    June 29, 2001

                    June  30, 2001 through                       4.00:1
                    September 29, 2001

                    September 30, 2001 through                   4.00:1
                    December 30, 2001

                    December 31, 2001 through                    4.00:1
                    March 30, 2002

                    March 31, 2002 through                       4.00:1
                    June 29, 2002

                    June 30, 2002 through                        3.75:1
                    September 29, 2002

                    September 30, 2002 through                   3.75:1
                    December 30, 2002

                    December 31, 2002 through                    3.75:1
                    March 30, 2003

                    March 31, 2003 through                       3.75:1
                    June 29, 2003

                    Thereafter                                   3.50:1

          SECTION 2. WAIVER OF CERTAIN PROVISIONS OF THE CREDIT AGREEMENT. Any and all Defaults and Events of Default under Section 6.01(c) of the Credit Agreement that have occurred and are continuing as a result of the failure of the Borrower (a) to maintain a Leverage Ratio of not more than 7.05:1 at all times during the period commencing on September 30, 2000 and ending on the date of this Amendment and Waiver, (b) to maintain a Fixed Charge Coverage Ratio of not less than 1.00:1 as of the last day of the Measurement Period ending in September 2000, and (c) to maintain an Interest Coverage Ratio of not less than 1.45:1 as of the last day of the Measurement Period ending in September 2000, in each case, are hereby waived by the Lender Parties.

          SECTION 3. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT AND WAIVER. This Amendment and Waiver shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

          (a) The Administrative Agent shall have received (i) counterparts of this Amendment and Waiver executed by the Borrower and those Lender Parties that are required by Section 8.01 of the Credit Agreement to have approved this Amendment and Waiver or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and Waiver and (ii) the Consent attached hereto executed by the Borrower and UIC Holdings, L.L.C.

          (b) The Borrower shall have irrevocably terminated $30,000,000 of the Unused Revolving Credit Commitments pursuant to Section 2.05(a) of the Credit Agreement, reducing the Revolving Credit Facility from $110,000,000 to $80,000,000.

          (c) The Borrower shall have issued and sold UIC Common Stock and/or Permitted Preferred Stock to the Equity Investors for Net Cash Proceeds equal to or greater than $15,000,000, which Net Cash Proceeds shall have been applied to the prepayment of Term Advances, (i) 50% to be applied pursuant to Section 2.06(b)(ii)(C) of the Credit Agreement, and (ii) 50% to be applied pursuant to Section 2.06(a) of the Credit Agreement to the Term Facilities.

          (d) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment and Waiver, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, and (ii) that the financial statements of the Borrower referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the financial statements of the Borrower comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(c) and 5.03(d), respectively, on or prior to the Amendment Effective Date).

          (e) Except as set forth in Section 2, no event shall have occurred and be continuing or shall result from the effectiveness of this Amendment and Waiver that constitutes a Default.

          (f) The Borrower shall have paid to the Administrative Agent, for the account of each of the Lenders that has executed and delivered a counterpart of this Amendment and Waiver to the Administrative Agent prior to 12:00 Noon (New York City time) on November 7, 2000, an amendment fee of 0.25% on the aggregate Commitments of such Lender in effect immediately prior to the Amendment Effective Date, it being understood, that no amendment fee shall be payable by the Borrower for the account of any Lender if this Amendment and Waiver has not been approved prior to 12:00 Noon (New York City time) on November 7, 2000 by those Lender Parties that are required by Section 8.01 of the Credit Agreement to have approved this Amendment and Waiver.

          (g) All of the accrued fees and expenses of the Administrative Agent, the Lead Arranger and Book Manager and the Lender Parties (including the accrued fees and expenses of counsel for the Agents) that are then due and payable shall have been paid in full.

The effectiveness of this Amendment and Waiver is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment and Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

          SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the Amendment Effective Date, (i) each reference in the Credit Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment and Waiver, and (ii) except as specifically provided otherwise, the Credit Agreement as amended by this Amendment and Waiver shall be deemed to have been so amended as in effect from and after the original date of the Credit Agreement.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended and otherwise modified by the amendments and waivers specifically provided above in Sections 1 and 2, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Secured Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 5. COSTS AND EXPENSES. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Lead Arranger and Book Manager (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and Waiver and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section
8.04 of the Credit Agreement.

          SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          SECTION 7. GOVERNING LAW. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                               THE BORROWER

                               UNITED INDUSTRIES CORPORATION


                               By /s/ DANIEL J. JOHNSTON
                                 ---------------------------
                                  Name: Daniel J. Johnston
                                  Title: Senior Vice President & C.F.O.



                               THE AGENTS

                               BANK OF AMERICA, N.A.,
                                  as Administrative Agent


                               By /s/ DAVID H. STRICKERT
                                 ---------------------------
                                  Name: David H. Strickert
                                  Title: Principal


                               BANC OF AMERICA SECURITIES LLC,
                                  as Lead Arranger and Book Manager
                                  and a Co-Arranger


                               By /s/ BRADFORD D. JONES
                                 ---------------------------
                                  Name: Bradford D. Jones
                                  Title: Managing Director


                               MORGAN STANLEY SENIOR FUNDING, INC.
                                  as Syndication Agent and a Co-Arranger


                               By /s/ T. MORGAN EDWARDS III
                                 ---------------------------
                                  Name: T. Morgan Edwards III
                                  Title: Vice President

                               CANADIAN IMPERIAL BANK OF COMMERCE,
                                  as Documentation Agent


                               By /s/ KATHERINE BASS
                                 ---------------------------
                                  Name: Katherine Bass
                                  Title: Executive Director

                               THE LENDER PARTIES

                               BANK OF AMERICA, N.A.,
                                  as a Lender and the Initial Issuing Bank


                               By /s/ DAVID H. STRICKERT
                                 ---------------------------
                                  Name: David H. Strickert
                                  Title: Principal

                               MORGAN STANLEY SENIOR FUNDING, INC.


                               By /s/ T. MORGAN EDWARDS III
                                 ---------------------------
                                  Name: T. Morgan Edwards III
                                  Title: Vice President

                               CIBC INC.


                               By /s/ KATHERINE BASS
                                 ---------------------------
                                  Name: Katherine Bass
                                  Title: Executive Director

                              PINEHURST TRADING INC


                               By /s/ ANNE E. MORRIS
                                 ---------------------------
                                  Name: Anne E. Morris
                                  Title: Asst. Vice President

                               IKB DEUTSCHE INDUSTRIEBANK AG


                               By /s/ EDWIN BRECHT
                                 ---------------------------
                                  Name: Edwin Brecht
                                  Title: Executive Director

                               GALAXY CLO 1991-1


                               By /s/ CHRISTOPHER F. OCHS
                                 ---------------------------
                                  Name: Christopher F. Ochs
                                  Title: Authorized Agent

                               HELLER FINANCIAL INC


                               By /s/ DAVID R. CAMPBELL
                                 ---------------------------
                                  Name: David R. Campbell
                                  Title: Vice President

                               KZH CYPRESSTREE-1 LLC


                               By /s/ KIMBERLY ROWE
                                 ---------------------------
                                  Name: Kimberly Rowe
                                  Title: Authorized Agent

                               KZH RIVERSIDE LLC


                               By /s/ KIMBERLY ROWE
                                 ---------------------------
                                  Name: Kimberly Rowe
                                  Title: Authorized Agent

                               KZH SOLEIL-2 LLC


                               By /s/ KIMBERLY ROWE
                                 ---------------------------
                                  Name: Kimberly Rowe
                                  Title: Authorized Agent

                               CITIZENS BANK OF MASSACHUSETTS

                               By /s/ STEPHEN M. CURRAN
                                 ---------------------------
                                  Name: Stephen M. Curran
                                  Title: Vice President

                               WEBSTER BANK


                               By /s/ PAUL T. SAVINO
                                 ---------------------------
                                  Name: Paul T. Savino
                                  Title: Vice President

                               FIRSTRUST BANK


                               By /s/ KENT NELSON
                                 ---------------------------
                                  Name: Kent Nelson
                                  Title: V.P.

                               BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                               By /s/ CHRIS DROUSSIOTIS
                                 ---------------------------
                                  Name: Chris Droussiotis
                                  Title: Vice President

                               AVALON CAPITAL LTD.


                               By /s/ THOMAS H.B. EWALD
                                 ---------------------------
                                  Name: Thomas H.B. Ewald
                                  Title: Authorized Signatory

                               CERES II FINANCE LTD.


                               By /s/ THOMAS H.B. EWALD
                                 ---------------------------
                                  Name: Thomas H.B. Ewald
                                  Title: Authorized Signatory

                               FLOATING RATE PORTFOLIO


                               By /s/ THOMAS H.B. EWALD
                                 ---------------------------
                                  Name: Thomas H.B. Ewald
                                  Title: Authorized Signatory

                               THE FUJI BANK LTD.


                               By /s/ PETER L. CHINNICI
                                 ---------------------------
                                  Name: Peter L. Chinnici
                                  Title: Senior Vice President & Group Head

                               ATHENA CDO LIMITED


                               By /s/ MOHAN V. PHANSALKAR
                                 ---------------------------
                                  Name: Mohan V. Phansalkar
                                  Title: Senior Vice President

                               THE BANK OF NOVA SCOTIA


                               By /s/ M.D. SMITH
                                 ---------------------------
                                  Name: M.D. Smith
                                  Title: Agent Operations

                               SRF TRADING INC.


                               By /s/ ANN E. MORRIS
                                 ---------------------------
                                  Name: Ann E. Morris
                                  Title: Asst. Vice President

                               STEIN ROE & FARNHAM CLO I LTD.,
                               By: Stein Roe & Farnham Incorporated as
                               Portfolio Manager


                               By /s/ BRIAN W. GOOD
                                 ---------------------------
                                  Name: Brian W. Good
                                  Title: Sr. Vice President & Portfolio
                                         Manager

                               CYPRESSTREE INVESTMENT FUND LLC.


                               By /s/ JEFFREY W. HEUER
                                 ---------------------------
                                  Name: Jeffrey W. Heuer
                                  Title: Principal

                               CYPRESSTREE SENIOR FLOATING RATE FUND


                               By /s/ JEFFREY W. HEUER
                                 ---------------------------
                                  Name: Jeffrey W. Heuer
                                  Title: Principal

                               NORTH AMERICAN SENIOR FLOATING RATE FUND


                               By /s/ JEFFREY W. HEUER
                                 ---------------------------
                                  Name: Jeffrey W. Heuer
                                  Title: Principal

                               BANK LEUMI


                               By /s/ JOUNG HEE HONG
                                 ---------------------------
                                  Name: Joung Hee Hong
                                  Title: Vice President

                               FRANKLIN FLOATING RATE TRUST


                               By /s/ CHAUNCEY LUFKIN
                                 ---------------------------
                                  Name: Chauncey Lufkin
                                  Title: Vice President

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                               FIRST DOMINION FUNDING II


                               By
                                 ---------------------------
                                  Name:
                                  Title:

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                               BLACK DIAMOND CLO 2000-1 LTD.


                               By /s/ DAVID DRYER
                                 ---------------------------
                                  Name: David Dryer
                                  Title: Director

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                               BLACK DIAMOND CLO 1998-1 LTD.


                               By /s/ JOHN H. CULLINANE
                                 ---------------------------
                                  Name: John H. Cullinane
                                  Title: Director

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                               BLACK DIAMOND INTERNATIONAL FUNDING, LTD.


                               By /s/ DAVID DYER
                                 ---------------------------
                                  Name: David Dyer
                                  Title: Director

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                               FLEET NATIONAL BANK


                               By /s/ RICHARD D. HILL, JR.
                                 ---------------------------
                                  Name: Richard D. Hill, Jr.
                                  Title: Managing Director

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                               FIRST BANK


                               By /s/ BRENDA J. LAUX
                                 ---------------------------
                                  Name: Brenda J. Laux
                                  Title: Executive Vice President

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                               ARES III CLO LTD.


                               By /s/ DAVID A. SACHS
                                 ---------------------------
                                  Name: David A. Sachs
                                  Title: Vice President

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                               ARAB BANKING CORPORATION BSC


                               By /s/ GRANT E. MCDONALD
                                 ---------------------------
                                  Name: Grant E. McDonald
                                  Title: Vice President

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                               NATIONAL CITY BANK


                               By /s/ BARRY C. ROBINSON
                                 ---------------------------
                                  Name: Barry C. Robinson
                                  Title: SVP

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                               FIRSTAR BANK


                               By /s/ LAWRENCE BAERVELDT
                                 ---------------------------
                                  Name: Lawrence Baerveldt
                                  Title: VP

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                               KEY CORPORATE CAPITAL INC.


                               By /s/ JANE A. PARKER
                                 ---------------------------
                                  Name: Jane A. Parker
                                  Title: Vice President

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                               COMERICA BANK


                               By /s/ JEFFREY E. PECK
                                 ---------------------------
                                  Name: Jeffrey E. Peck
                                  Title: Vice President

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                               BAY VIEW FINANCIAL CORP.


                               By /s/ BRYAN READ
                                 ---------------------------
                                  Name: Bryan Read
                                  Title: Vice President

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                               BANK POLSKA KASA OPIEKI S.A.


                               By /s/ WILLIAM G. REYNOLDS
                                 ---------------------------
                                  Name: William G. Reynolds
                                  Title: Vice President

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                               FIRST UNION NATIONAL BANK


                               By /s/ WILLIAM R. GOLEY
                                 ---------------------------
                                  Name: William R. Goley
                                  Title: Vice President

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                               SENIOR DEBT PORTFOLIO


                               By: Boston Management and Research
                                   as Investment Advisor

                               By /s/ PAYSON F. SWAFFIELD
                                 ---------------------------
                                  Name: Payson F. Swaffield
                                  Title: Vice President

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                               EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                               By: Eaton Vance Management
                                   as Investment Advisor


                               By /s/ PAYSON F. SWAFFIELD
                                 ---------------------------
                                  Name: Payson F. Swaffield
                                  Title: Vice President

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                               EATON VANCE SENIOR INCOME TRUST

                               By: Eaton Vance Management
                                   as Investment Advisor


                               By /s/ PAYSON F. SWAFFIELD
                                 ---------------------------
                                  Name: Payson F. Swaffield
                                  Title: Vice President

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                               CITY NATIONAL BANK


                               By
                                 ---------------------------
                                  Name:
                                  Title:

                               ELC (CAYMAN) LTD. CDO SERIES 1999-1


                               By /s/ THOMAS M. FIELD
                                 ---------------------------
                                  Name: Thomas M. Field
                                  Title: Managing Director

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                               THE PROVIDENT BANK


                               By /s/ ALAN R. HENNING
                                 ---------------------------
                                  Name: Alan R. Henning
                                  Title: Vice President

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                               DELANO COMPANY

                               By: Pacific Investment Management Company LLC,
                                   as its Investment Advisor


                               By /s/ MOHAN V. PHANSALKAR
                                 ---------------------------
                                  Name: Mohan V. Phansalkar
                                  Title: Senior Vice President

                                     CONSENT

          Reference is made to (a) Amendment and Waiver No. 3 Under the Loan Documents dated as of November __, 2000 (the "AMENDMENT"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Amended and Restated Credit Agreement dated as of March 24, 1999 (as modified by Waiver No. 1 dated as of December 30, 1999 and as amended and further modified by Amendment and Waiver No. 2 dated as of January 24, 2000, the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto, Bank of America, N.A. (formerly known as NationsBank, N.A.) ("B OF A"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefore, Canadian Imperial Bank of Commerce, as Documentation Agent therefore, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefore, and B of A, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder, and (c) the other Loan Documents referred to therein.

          The Borrower, in its capacity as (a) a Grantor under the Security Agreement and (b) a Grantor under each IP Security Agreement--Short Form, and UIC Holdings, L.L.C., a Delaware limited liability company, in its capacity as a party to the Holdings LLC Agreement, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that:

          (A) each of the Security Agreement, the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form, the Patent Security Agreement--Short Form and the Holdings LLC Agreement to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 3 Effective Date, except that, on and after the Amendment No. 3 Effective Date, each reference to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment; and

          (B) as of the Amendment No. 3 Effective Date, the Security Agreement the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form and the Patent Security Agreement--Short Form to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

          This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

          Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                               UNITED INDUSTRIES CORPORATION


                               By /s/ DANIEL J. JOHNSTON
                                 -----------------------------------------------
                                  Name: Daniel J. Johnston
                                  Title: Senior Vice President & C.F.O.

                               UIC HOLDINGS, L.L.C.


                               By Thomas H. Lee Equity Fund IV, L.P.,
                                  as Manager

                                  By Thomas H. Lee Company,
                                     its general partner


                                     By /s/ SCOTT A. SCHOEN
                                       -----------------------------------------
                                        Name: Scott A. Schoen
                                        Title: